Exhibit 10.1

THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of December 10, 2013, is entered into by and among the Lenders signatory hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity “Agent”), ENERGY SERVICES LP, a Delaware limited partnership (“Parent Guarantor”), EMERGE ENERGY SERVICES OPERATING LLC, a Delaware limited liability company (“Emerge”), SUPERIOR SILICA SANDS LLC, a Texas limited liability company (“SSS”), DIRECT FUELS LLC, a Delaware limited liability company formerly known as Insight Equity Acquisition Partners, LP (“Direct Fuels”), ALLIED ENERGY COMPANY LLC, an Alabama limited liability company (“AEC”), ALLIED RENEWABLE ENERGY, LLC, a Delaware limited liability company (“ARE”), EMERGE ENERGY DISTRIBUTORS INC., a Delaware corporation (“EED” and together with Emerge, SSS, Direct Fuels, AEC, ARE and each Person joined hereto as a borrower from time to time, collectively, the “Borrowers”, and each individually a “Borrower”).  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.                                    The Lenders, Agent, Parent Guarantor and Borrowers have previously entered into that certain Revolving Credit and Security Agreement, dated as of May 14, 2013, as amended by that certain First Amendment to Revolving Credit and Security Agreement, dated as of May 23, 2013 and that certain Second Amendment to Revolving Credit and Security Agreement, dated as of December 3, 2013 (as amended, and as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.

B.                                    The Lenders, Agent, Parent Guarantor and Borrowers now wish to further amend the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      Amendments to Credit Agreement.

(a)                                 The following defined term is hereby added to Section 1.2 of the Credit Agreement in its proper alphabetical order:

“ “Third Amendment” shall mean that certain Third Amendment to Revolving Credit and Security Agreement, dated December 10, 2013, by and among Parent Guarantor, the Borrowers signatory thereto, Agent and the Lenders signatory thereto.”

(b)                                 The defined term “Commitment Amount” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Commitment Amount” shall mean, as to each Lender, the Commitment Amount (if any) set forth below such Lender’s name on its signature page to the Third Amendment (or, in the case of any Lender that became party to this Agreement after the date of the Third Amendment pursuant to Section 16.3(c) or (d) hereof, the Commitment Amount (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement), in each case as the same may be adjusted upon any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof.”

(c)                                  The defined term “Commitment Percentage” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Commitment Percentage” shall mean, as to each Lender, the Commitment Percentage (if any) set forth below such Lender’s name on its signature page to the Third Amendment (or, in the case of any Lender that became party to this Agreement after the date of the Third Amendment pursuant to Section 16.3(c) or (d) hereof, the Commitment Percentage (if any) of such Lender as set forth in the applicable Commitment Transfer Supplement), in each case as the same may be adjusted upon any assignment by or to such Lender pursuant to Section 16.3(c) or (d) hereof.”

(d)                                 The defined term “Maximum Revolving Advance Amount” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Maximum Revolving Advance Amount” shall mean $200,000,000, as such amount may, as of any date of determination, be decreased pursuant to Section 2.21 hereof.”

(e)                                  Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.12                        Post-Closing Deliveries.

(a)                                 Borrowers shall satisfy the requirements set forth on Schedule 6.12 on or before the applicable date therefor (or such later date as Agent may agree).

(b)                                 Within thirty (30) days or such longer period, not to exceed ninety (90) days in the aggregate after the date of the Third Amendment, as the Agent may agree to, Borrowers shall deliver to Agent with respect to each Mortgage (a) duly executed mortgage modification agreements, and (b) either (i) an endorsement to the final title insurance policy previously issued by First American Title Insurance Company (the “Title Company”) in favor of Agent, or (ii) a new title policy issued by the Title Company in favor of Agent insuring Agent’s first priority fee or leasehold (as applicable) mortgage lien.

(c)                                  Within thirty (30) days or such longer period, not to exceed ninety (90) days in the aggregate after the date of the Third Amendment, as the Agent may agree to, Agent shall have received the executed legal opinions, each in form and substance satisfactory to Agent of each of Jones Walker LLP, Balch &

Bingham and Hinshaw & Culbertson which shall cover such matters incident to the transactions contemplated by the Third Amendment as Agent may reasonably require, and the Credit Parties hereby authorize and direct such counsel to deliver such opinions to Agent and Lenders.

2.                                      Joinder of New Lenders.

(a)                                 Each person signatory hereto as a New Lender agrees that, upon the effectiveness of this Amendment, from and after the date hereof, it shall become, and shall be deemed to be, a Lender under the Credit Agreement and each of the Other Documents and agrees that from the date hereof and so long as the New Lender remains a party to the Credit Agreement, such New Lender shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the Other Documents.  Each New Lender hereby acknowledges that it has heretofore received a true and correct copy of the Credit Agreement (including all amendments thereto) as in effect on the date hereof and the executed original of its Revolving Credit Note dated the date hereof issued by the Borrowers under the Agreement in a face amount equal to its Commitment Amount as set forth on its signature page hereto.  The Commitment Amount and Commitment Percentage of each New Lender are as set forth on its signature page hereto.  Each New Lender confirms that it has delivered all documents required by Section 3.10 of the Credit Agreement.

(b)                                 Agent and each Borrower, by its signature hereto, hereby consents to each New Lender’s joinder to the Credit Agreement and the Other Documents as a Lender.

3.                                      Effectiveness of this Amendment.  The following conditions shall have been satisfied, as determined by Agent, before this Amendment is effective:

(a)                                 Agent shall have received this Amendment, fully executed by each Credit Party, each New Lender and Lenders constituting Required Lenders;

(b)                                 Agent shall have received, in form and substance satisfactory to Agent a Revolving Credit Note for each New Lender, duly executed by the Borrowers;

(c)                                  Agent shall have received, in form and substance satisfactory to Agent: (i) that certain Fee Letter among Borrowers, Agent and Santander Bank, National Association dated as of the date hereof, duly executed by the parties thereto, (ii) that certain Fee Letter among Borrowers, Agent and Branch Banking and Trust Company dated as of the date hereof duly executed by the parties thereto (the fee letters described in the foregoing clauses (i) and (ii), collectively, the “ New Lender Fee Letters”), and (iii) payment of all fees described in the New Lender Fee Letters;

(d)                                 Each of the representations and warranties made by any Credit Party in or pursuant to this Amendment, the Credit Agreement and the Other Documents shall be true and correct in all material respects (or, if such representation and warranty is, by its terms, limited by materiality (including a Material Adverse Effect), then such representation and warranty shall be true in all respects) on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty specifically relates to a certain prior date);

(e)                                  Agent shall have received (i) a copy of the resolutions in form and substance reasonably satisfactory to Agent, of the board of directors, management committee, managing member, manager or general partner, as applicable, of each Credit Party authorizing (as applicable) the execution, delivery and performance of this Amendment and the Other Documents contemplated to be delivered by such Credit Party in connection herewith, certified by an Authorized Officer of each Credit Party as of the date hereof, and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate and (ii) a certificate of an Authorized Officer of each Credit Party, dated the date hereof, as to the incumbency and signature of the officers of each Credit Party, as applicable, executing this Amendment and the Other Documents contemplated to be delivered by such Credit Party in connection herewith, together with evidence of the incumbency of such Authorized Officer, in each case certified by an Authorized Officer of each Credit Party as of the date hereof;

(f)                                   Agent shall have received the executed legal opinion, in form and substance satisfactory to Agent of Latham & Watkins, LLP, which shall cover such matters incident to the transactions contemplated by this Amendment as Agent may reasonably require, and the Credit Parties hereby authorize and direct such counsel to deliver such opinions to Agent and Lenders; and

(g)                                  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent.

4.                                      Representations and Warranties.  Each Credit Party represents and warrants as follows:

(a)                                 Authority.  Such Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Other Documents (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such Loan Party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)                                 Enforceability.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Other Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and is in full force and effect.

(c)                                  Due Execution.  The execution, delivery and performance of this Amendment are within the power of each Loan Party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Loan Party.

(d)                                 No Default.  No Event of Default or Default has occurred and is continuing.

5.                                      Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

6.                                      Counterparts; Electronic Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other similar method of electronic transmission shall be deemed to be an original signature hereto.

7.                                      Reference to and Effect on the Other Documents.

(a)                                 Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and the Lenders.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)                                 To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

8.                                      Estoppel.  To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or any Lender with respect to the Obligations.

9.                                      Integration.  This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.                               Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

11.                               Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to increase any of their Commitment Amounts, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

12.                               Guarantors’ Acknowledgment.  With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.  Although Agent and the Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

PARENT GUARANTOR:	EMERGE ENERGY SERVICES LP,
a Delaware limited partnership

		By:	EMERGE ENERGY SERVICES GP LLC,
a Delaware limited liability company
		Its:	General Partner

	By:	/s/ Warren B. Bonham
		Name:	Warren B. Bonham
		Title:	Vice President

BORROWERS:	EMERGE ENERGY SERVICES OPERATING LLC,
a Delaware limited liability company

	By:	/s/ Warren B. Bonham
		Name:	Warren B. Bonham
		Title:	Vice President

SUPERIOR SILICA SANDS LLC,
a Texas limited liability company

	By:	/s/ Richard Shearer
		Name:	Richard Shearer
		Title:	President and Chief Executive Officer

DIRECT FUELS LLC,
a Delaware limited liability company

	By:	Emerge Energy Services Operating LLC,
its sole member

	By:	/s/ Warren B. Bonham
		Name:	Warren B. Bonham
		Title:	Vice President

Signature Page to Third Amendment to Revolving Credit and Security Agreement

ALLIED ENERGY COMPANY LLC, an Alabama limited liability company

By:	/s/ Richard L. DeShazo
	Name:	Richard L. DeShazo
	Title:	President and Chief Financial Officer

ALLIED RENEWABLE ENERGY, LLC, an Alabama limited liability company

By:	/s/ Richard L. DeShazo
	Name:	Richard L. DeShazo
	Title:	President and Chief Financial Officer

EMERGE ENERGY DISTRIBUTORS INC., a Delaware corporation

By:	/s/ Warren B. Bonham
Name:	Warren B. Bonham
Title:	Vice President

Signature Page to Third Amendment to Revolving Credit and Security Agreement

AGENT AND A LENDER:	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Ron Eckhoff
		Name:	Ron Eckhoff
		Title:	Vice President

Commitment Percentage: 35%
Commitment Amount: $70,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement

A NEW LENDER:	SANTANDER BANK, NATIONAL ASSOCIATION

	By:	/s/ Aidan Lanigan
		Name:	Aidan Lanigan
		Title:	Senior Vice President

	By:	/s/ Puiki Lok
		Name:	Puiki Lok
		Title:	Vice President

Commitment Percentage: 12.5%
Commitment Amount: $25,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement

A NEW LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Larry Trussell
		Name:	Larry Trussell
		Title:	Senior Vice President

Commitment Percentage: 12.5%
Commitment Amount: $25,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement

A LENDER:	WELLS FARGO BANK, N.A.

	By:	/s/ Kristen Brockman
		Name:	Kristen Brockman
		Title:	Vice President

Commitment Percentage: 17.5%
Commitment Amount: $35,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement

A LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Julie Castano
		Name:	Julie Castano
		Title:	Senior Vice President

Commitment Percentage: 15%
Commitment Amount: $30,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement

A LENDER:	STIFEL BANK & TRUST

	By:	/s/ John H. Phillips
		Name:	John H. Phillips
		Title:	Executive Vice President

Commitment Percentage: 7.5%
Commitment Amount: $15,000,000

Signature Page to Third Amendment to Revolving Credit and Security Agreement